DEBT	6 Months Ended
Jun. 30, 2018
Debt Disclosure [Abstract]
DEBT
DEBT

The Company drew down $32.0 million in the six months ended June 30, 2018 from its $321.6 million term loan facility with China Exim Bank in connection with one LR2/Aframax tanker delivered in the period.

The Company drew down $54.9 million in the six months ended June 30, 2018 from its $110.5 million term loan facility with Credit Suisse in connection with one VLCC delivered in the period.

The Company drew down $54.9 million in the six months ended June 30, 2018 from its second $110.5 million term loan facility with Credit Suisse in connection with one VLCC delivered in the period.

The Company drew down $100.0 million in the six months ended June 30, 2018 from its senior unsecured revolving credit facility of up to $275.0 million with an affiliate of Hemen Holding Ltd. In February 2018 the Company extended the terms of the facility by 12 months. The facility continues to carry interest of 6.25%, and there are no financial covenants. Following the extension, the facility is repayable in November 2019. $85.0 million remains available and undrawn as at June 30, 2018.

$8.9 million in relation to the promissory note payable to Ship Finance, following the termination of the lease on Front Circassia, is included within long-term debt. The note carries interest of 7.5% and is repayable in full in December 2021 by FSL.

The Company has recorded debt issuance costs (i.e. deferred charges) of $11.0 million at June 30, 2018 (December 2017: $12.3 million) as a direct deduction from the carrying amount of the related debt.

Assets pledged

(in thousands of $)	2018	2017
Vessels and equipment, net,	2,525,495	2,341,069